SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     On February 25, 2004, the attached presentation was given at the R.W. Baird Business Solutions Conference. A copy of the presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: February 25, 2004	By:	/s/ Dolores L. Cody

Dolores L. Cody
Executive Vice President, Legal and Business
Affairs, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Arbitron Inc.

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